Settlement	6 Months Ended
Jun. 30, 2012
Settlement [Abstract]
SETTLEMENT

12 – SETTLEMENT

On May 8, 2012, the Company terminated the employment of Keith A. Siddel (“Siddel”) from his position as our Chief Marketing Officer and subsequently amended its complaint to enforce certain non-competition clauses contained in the employment agreement. The Company sought a declaration of its obligations to pay severance under the terms of its then-existing employment agreement with Siddel.

On July 9, 2012, the Company and Siddel entered into a Settlement Agreement to resolve two pending lawsuits arising out of the termination of Siddel’s employment agreement. The lawsuit was initiated by the Company against Siddel, in the United States District Court for the Southern District of Florida.  In addition, Siddel sued the Company in the United States District Court of the District of Colorado.

Pursuant to the Settlement Agreement, Siddel agreed to abolish all claims and lawsuits against the Company and Andrea Clark and Robert Rubinowitz. In exchange the Company has agreed to make eleven (11) payments totaling $232,500 to reacquire his shares. These payments commence July 2012. In addition the Company has agreed to abolish all claims and lawsuits against Siddel.  The Settlement Agreement has a seven (7) day grace period for payments to Siddel, after which time, Siddel may seek court intervention to enforce the payments.  Andrea Clark and Robert Rubinowitz, the Companies Chief Executive Officer and Chief Operating Officer, respectively, have personally guaranteed the payments of the Settlement Agreement.

The Company also issued shares of 3,299,802 as a result of this transaction to four individuals at a price of $.25 per share. These shares were issued in July and will be recorded in the third quarter.

Mr. Siddel resigned any and all positions which he had or presently may have had with the Company.

As a result of the Settlement Agreement, both parties are dismissing their respective filings and have agreed to not enter any more lawsuits concerning the scope of this matter.

From time to time, the Company is involved in litigation matters relating to claims arising from the ordinary course of business. While the results of such claims and legal actions cannot be predicted with certainty, the Company’s management does not believe that there are claims or actions, pending or threatened against the Company, the ultimate disposition of which would have a material adverse effect on our business, results of operations, financial condition or cash flows.